UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report
(Date of earliest event reported)
August 10, 2010
F.N.B. CORPORATION
(Exact name of registrant as specified in its charter)

Florida	001-31940	25-1255406

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One F.N.B. Boulevard
Hermitage, Pennsylvania	16148

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (724) 981-6000
N/A

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.
     F.N.B. Corporation (“FNB”) has prepared a presentation relating to second quarter 2010 and Comm Bancorp, Inc. acquisition discussion. The presentation is attached to this Form 8-K as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Exhibit Description
99.1	F.N.B. Corporation Second Quarter 2010 Investor Presentation and Comm Bancorp, Inc. Acquisition Discussion.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

F.N.B. CORPORATION
By:	/s/ Vincent J. Calabrese
Vincent J. Calabrese,
Chief Financial Officer

Date: August 10, 2010